                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C

    Distribution Date of August 25, 2000 for the Collection Period of July 1,
                           2000 through July 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Aggregate Net Investment Value (ANIV)             749,988,732.51
  Discounted Principal Balance                      749,988,732.51
  Servicer Advance                                    1,324,812.20
  Servicer Payahead                                   1,260,008.73
  Number of Contracts                                       34,185
  Weighted Average Lease Rate                                6.81%
  Weighted Average Remaining Term                             33.8
  Servicing Fee Percentage                                   1.00%


POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                    637,094,218.67
  Discounted Principal Balance                      634,695,295.70
  Servicer Advances                                   2,120,667.86
  Servicer Pay Ahead Balance                          2,300,618.29
  Maturity Advances Outstanding                                  -
  Number of Current Contracts                               35,073
  Weighted Average Lease Rate                                6.80%
  Weighted Average Remaining Term                             13.3


-------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                       28,124,577.47
  Specified Reserve Fund Percentage                                                                    9.44%
  Specified Reserve Fund Amount                                                                70,761,436.91


                                                       Class A              Class B                Total
                                                       Amount                Amount                Amount
                                                    -------------         ------------         -------------
  Beginning Balance                                 67,726,679.23         1,095,750.00         68,822,429.23
  Withdrawal Amount                                             -                    -                     -
  Cash Capital Contribution
  Transferor Excess                                  1,152,597.97                               1,152,597.97
                                                    -------------         ------------         -------------
  Reserve Fund Balance Prior to Release             68,879,277.20         1,095,750.00         69,975,027.20
  Specified Reserve Fund Balance                    69,665,686.91         1,095,750.00         70,761,436.91
                                                    -------------         ------------         -------------
  Release to Transferor                                         -                    -                     -
  Ending Reserve Fund Balance                       68,879,277.20         1,095,750.00         69,975,027.20
  Prior Cumulative Withdrawal Amount                            -                    -                     -
  Cumulative Withdrawal Amount                                  -                    -                     -
-------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                         Vehicles
                                                                      --------
  Liquidated Contracts                                                   73
                                                                         --
  Discounted Principal Balance                                                                   1,218,606.14
  Net Liquidation Proceeds                                                                      (1,023,000.13)
  Recoveries - Previously Liquidated Contracts                                                        (445.21)
                                                                                               --------------
  Aggregate Credit Losses for the Collection Period                                                195,160.80
                                                                                               ==============
  Cumulative Credit Losses for all Periods                                                       4,383,697.31
                                                                                               ==============
  Repossessed in Current Period                                          44
                                                                         --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                         Annualized Average
FOR EACH COLLECTION PERIOD:                                                                     Charge-Off Rate
  Second Preceding Collection Period                                                                    0.45%
  First Preceding Collection Period                                                                     0.30%
  Current Collection Period                                                                             0.36%

-----------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
--------------
  Three Month Average                                                                                   0.37%
  Charge-off Rate Indicator ( > 1.25%)                                                      CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                     Percent      Accounts       Percent           ANIV
                                                          -------      --------       -------           ----
  31-60 Days Delinquent                                     1.52%        534           1.44%         9,193,867.55
  61-90 Days Delinquent                                     0.11%         37           0.10%           639,261.69
  Over 90 Days Delinquent                                   0.05%         18           0.05%           349,351.41
                                                                       --------                     -------------
  Total Delinquencies                                                    589                        10,182,480.65
                                                                       ========                     =============


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                        0.16%
  First Preceding Collection Period                                                                         0.12%
  Current Collection Period                                                                                 0.16%


-----------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
  Three Month Average                                                                                       0.15%
  Delinquency Percentage Indicator ( > 1.25%)                                                   CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                    Vehicles
                                                                                               --------
  Matured Lease Vehicle Inventory Sold                                                            27              380,482.49
                                                                                                 ----
  Net Liquidation Proceeds                                                                                       (362,072.63)
                                                                                                                ------------
  Net Residual Value (Gain) Loss                                                                                   18,409.86
                                                                                                                ============
  Cumulative Residual Value (Gain) Loss all periods                                                               454,980.14
                                                                                                                ============


                                                                                                   Average          Average
                                                     Number     Scheduled         Sale         Net Liquidation     Residual
MATURED VEHICLES SOLD FOR                             Sold     Maturities         Ratio           Proceeds           Value
EACH COLLECTION PERIOD:                              ------    ----------        -------       ---------------     --------
  Second Preceding Collection Period                   12            2           100.00%          15,588.17        17,741.64
  First Preceding Collection Period                    27          134            20.15%          13,179.84        13,752.10
  Current Collection Period                            27          128            21.09%          13,410.10        14,154.89
  Three Month Average                                                                             13,711.91        14,642.25
                                                                                                                ------------
  Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                      93.65%
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                            AMOUNT/RATIO     TEST MET?
---------------                                                                                  ------------     ---------

  a) Number of Vehicles Sold > 25% of Scheduled Maturities                                          21.09%           NO

  b) Number of Scheduled Maturities > 500                                                             128            NO

  c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                  93.65%           NO

  Residual Value Indicator  (condition met if tests a, b and c = YES)                                           CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------------

                       TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of August 25, 2000 for the Collection Period of July 1, 2000
                            through July 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                           CERTIFICATE BALANCE           CLASS A1         CLASS A2
                                                                          --------------------           --------         --------
                                                             Total        Percent      Balance            Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                 98.00%
  Interest Collections                                      4,719,313.06
  Net Investment Income                                       441,493.57
  Non-recoverable Advances                                    (38,722.26)
                                                        ----------------
  Available Interest                                        5,122,084.37             5,021,629.48      1,291,276.15    2,900,247.23
  Class A1, A2, A3 Notional Interest Accrual Amount        (3,075,508.25)           (3,075,508.25)      (829,237.50)  (1,914,848.75)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                        -                 -               -
  Interest Accrual for Adjusted Class B Certificate Bal.     (282,419.42)             (282,419.42)
  Class B Interest Carryover Shortfall                                 -                        -
  Servicer's Fee                                             (543,399.32)             (531,736.87)
  Capped Expenses                                             (20,395.10)              (19,957.38)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                        -
  Uncapped Expenses                                                    -                        -
                                                        ----------------           --------------
  Total Unallocated Interest                                1,200,362.28             1,112,007.56
  Excess Interest to Transferor                                        -            (1,112,007.56)
                                                        ----------------           --------------
       Net Interest Collections Available                   1,200,362.28                        -
                                                        ----------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                  (208,987.00)
  ACCELERATED PRINCIPAL DISTRIBUTION:                        (132,727.96)

  DEPOSIT TO RESERVE FUND:                                  1,152,597.97

  WITHDRAWAL FROM RESERVE FUND:                                        -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                 293,950.65
  NET WITHDRAWAL FROM THE RESERVE FUND:                                -

PRINCIPAL:
  Current Loss Amount                                        (213,570.66)             (208,987.00)      (208,987.00)              -
  Loss Reimbursement from Transferor                          208,987.00               208,987.00        208,987.00               -
  Loss Reimbursement from Reserve Fund                                 -                        -                 -               -
                                                        ----------------           --------------    --------------    ------------
       Total                                                   (4,583.66)                       -                 -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                        ----------------
  Ending Balance                                                       -

CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                        ----------------
  Ending Balance                                                       -

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                        ----------------
  Ending Balance                                                       -

CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                        ----------------
  Ending Balance                                                       -

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                        -                 -               -
  Allocations - Current Period                             14,686,425.85            14,686,425.85     14,686,425.85               -
  Allocations - Accelerated Principal Distribution            132,727.96               132,727.96        132,727.96               -
  Allocations - Not Disbursed Beginning of Period          96,915,751.07            96,915,751.07     96,915,751.07               -
  Allocations - Not Disbursed End of Period               111,734,904.88           111,734,904.88    111,734,904.88               -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                        -                 -               -
  Allocations - Current Period                              3,357,927.67             3,357,927.67        829,237.50    1,914,848.75
  Allocations - Not Disbursed Beginning of Period           3,357,927.67             3,357,927.67        829,237.50    1,914,848.75
  Allocations - Not Disbursed End of Period                 6,715,855.34             6,715,855.34      1,658,475.00    3,829,697.50

DUE TO TRUST - CURRENT PERIOD:                                                                  -
  Total Deposit to/(Withdrawal from) Reserve Fund           1,152,597.97
  Due To Trust                                             17,735,587.91            17,735,587.91     15,534,864.39    1,659,863.69
                                                        ----------------           --------------   ---------------    ------------
     Total Due To Trust                                    18,888,185.88            17,735,587.91     15,534,864.39    1,659,863.69
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                         CLASS A3          CLASS B          TRANSFEROR INTEREST
                                                         --------          -------       -------------------------
                                                         Balance           Balance       Interest       Principal
------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                      2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                    497,380.44        332,725.65     100,454.89
  Class A1, A2, A3 Notional Interest Accrual Amount    (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                     -
  Interest Accrual for Adjusted Class B Certificate Bal.                 (282,419.42)
  Class B Interest Carryover Shortfall                                             -
  Servicer's Fee                                                                         (11,662.45)
  Capped Expenses                                                                           (437.72)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                               -
  Uncapped Expenses                                                                               -
                                                                                       ------------
  Total Unallocated Interest                                                              88,354.72
  Excess Interest to Transferor                                                        1,112,007.56
                                                                                       ------------
       Net Interest Collections Available                                              1,200,362.28

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                             (208,987.00)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                   (132,727.96)
                                                                                       ------------
  DEPOSIT TO RESERVE FUND:                                                               858,647.32
                                                                                       ------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                            -                 -                    (4,583.66)
  Loss Reimbursement from Transferor                             -                 -    (208,987.00)
  Loss Reimbursement from Reserve Fund                           -                 -
                                                        ----------      ------------                    ----------
       Total                                                     -                 -                    (4,583.66)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                  -                 -                             -
  Allocations - Current Period                                   -                 -
  Allocations - Accelerated Principal Distribution               -                 -
  Allocations - Not Disbursed Beginning of Period                -                 -
  Allocations - Not Disbursed End of Period                      -                 -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                  -                 -              -
  Allocations - Current Period                          331,422.00        282,419.42
  Allocations - Not Disbursed Beginning of Period       331,422.00        282,419.42
  Allocations - Not Disbursed End of Period             662,844.00        564,838.84

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                          287,693.11        253,166.72              -              -
                                                        ----------        ----------   ------------     ----------
     Total Due To Trust                                 287,693.11        253,166.72              -              -
------------------------------------------------------------------------------------------------------------------

                      TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of August 25, 2000 for the Collection Period of July 1, 2000
                           through July 31, 2000

----------------------------------------------------------------------------------------------------------------------
                                                                  CERTIFICATE BALANCE               CLASS A1
                                                                 ---------------------        --------------------
                                                Total            Percent       Balance        Percent      Balance
----------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)        749,988,732.51
  Discounted Principal Balance                 749,988,732.51
  Initial Notional/Certificate Balance                      -    100.00%    735,000,000.00    25.71%    189,000,000.00
  Percent of ANIV                                                                   98.00%                      25.20%
  Certificate Factor                                                             1.0000000                   1.0000000
  Notional/Certificate Rate                                                                                    5.2650%
  Target Maturity Date                                                                               December 25, 2000
  Servicer Advance                               1,324,812.20
  Servicer Payahead                              1,260,008.73
  Number of Contracts                                  34,185
  Weighted Average Lease Rate                           6.81%
  Weighted Average Remaining Term                        33.8
  Servicing Fee Percentage                              1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value               652,079,178.83
  Discounted Principal Balance                 650,950,416.85
  Notional/Certificate Balance                                              735,000,000.00              189,000,000.00
  Adjusted Notional/Certificate Balance                                     638,084,248.93               92,084,248.93
  Percent of ANIV                                                                   97.85%                      14.12%
  Certificate Factor                                                             1.0000000                   1.0000000
  Servicer Advances                              2,095,261.70
  Servicer Pay Ahead Balance                     2,112,028.12
  Maturity Advances Outstanding                             -
  Number of Current Contracts                          35,501
  Weighted Average Lease Rate                           6.80%
  Weighted Average Remaining Term                        14.3

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value               637,094,218.67
  Discounted Principal Balance                 634,695,295.70
  Notional/Certificate Balance                                              735,000,000.00              189,000,000.00
  Adjusted Notional/Certificate Balance                                     623,265,095.12               77,265,095.12
  Percent of ANIV                                                                   97.83%                      12.13%
  Certificate Factor                                                             1.0000000                   1.0000000
  Servicer Advances                              2,120,667.86
  Servicer Pay Ahead Balance                     2,300,618.29
  Maturity Advances Outstanding                             -
  Number of Current Contracts                          35,073
  Weighted Average Lease Rate                           6.80%
  Weighted Average Remaining Term                        13.3
  Prior Certificate Interest Payment Date       June 26, 2000
  Next Certificate Interest Payment Date   September 25, 2000
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                               CLASS A2                   CLASS A3                  CLASS B
                                         -------------------         ------------------       -------------------
                                         Percent     Balance         Percent    Balance       Percent     Balance
----------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance   57.76%    424,500,000.00     9.90%  72,800,000.00     6.63%     48,700,000.00
  Percent of ANIV                                          56.60%                    9.71%                       6.49%
  Certificate Factor                                    1.0000000                1.0000000                   1.0000000
  Notional/Certificate Rate                               5.4130%                  5.4630%                     6.9590%
  Target Maturity Date                          December 25, 2001           March 25, 2002           December 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                     424,500,000.00            72,800,000.00               48,700,000.00
  Adjusted Notional/Certificate Balance            424,500,000.00            72,800,000.00               48,700,000.00
  Percent of ANIV                                          65.10%                   11.16%                       7.47%
  Certificate Factor                                    1.0000000                1.0000000                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                     424,500,000.00            72,800,000.00               48,700,000.00
  Adjusted Notional/Certificate Balance            424,500,000.00            72,800,000.00               48,700,000.00
  Percent of ANIV                                          66.63%                   11.43%                       7.64%
  Certificate Factor                                    1.0000000                1.0000000                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
----------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------
                                      TRANSFEROR INTEREST
                                      -------------------
                                            Balance
---------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance      14,988,732.51
  Percent of ANIV                                   2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance              13,994,929.90
  Adjusted Notional/Certificate Balance     13,994,929.90
  Percent of ANIV                                   2.15%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance             13,829,123.55
  Adjusted Notional/Certificate Balance    13,829,123.55
  Percent of ANIV                                  2.17%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
-------------------------------------------------------



-----------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                            VEHICLES
---------------------------------                            --------
  Principal Collections                                                            7,266,989.50
  Prepayments in Full                                          326                 6,071,224.69
                                                               ---
  Reallocation Payment                                          2                     47,657.34
                                                                -
  Interest Collections                                                             4,719,313.06
  Net Liquidation Proceeds and Recoveries                                          1,023,445.34
  Net Liquidation Proceeds - Vehicle Sales                                           362,072.63
  Non-Recoverable Advances                                                           (38,722.26)
                                                                                  -------------
Total Available                                                                   19,451,980.30
-----------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                 Amount               Annual Amount
                                                             ---------             -------------
  Total Capped Expenses Paid                                 20,395.10               142,765.70
  Total Uncapped Expenses Paid                                       -                        -
  Capped and Uncapped Expenses Due                                   -                        -

SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                              -
  Servicer's Fee Due Current Period                         543,399.32
  Servicer's Fee Paid                                       543,399.32
  Servicer's Fee Balance Due                                         -


 SUPPLEMENTAL SERVICER'S FEES                                60,678.21

--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
REVOLVING PERIOD:                                              VEHICLES        AMOUNT
                                                               --------        ------
  Beginning Unreinvested Principal Collections                                      -
  Principal Collections & Liquidated Contracts                                      -
  Allocation to Subsequent Contracts                               0                -
                                                                   -           ------
  Ending Unreinvested Principal Collections                                         -
-------------------------------------------------------------------------------------

                      TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of August 25, 2000 for the Collection Period of July 1
                           through July 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A1         CLASS A2      CLASS A3        CLASS B      TOTAL CLASS
                                                            --------         --------      --------        -------      -----------
                                                            Balance          Balance       Balance         Balance      Balance
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE

Three Month LIBOR +                                             0.23%            0.27%          0.32%          2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                             189,000,000.00   424,500,000.00  72,800,000.00  48,700,000.00  735,000,000.00


INTEREST PAYMENTS

Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                              -
   Due to Swap Counterparty                               -
   Proration %                                    0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to/(receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                             -                -              -              -               -
Swap Interest Shortfall Inc/(Dec) This Period                       -                -              -              -               -
Swap Swap Interest Shortfall Carryover                              -                -              -              -               -

INTEREST RESET
Interest Rate                                            7.00250%         7.04250%       7.09250%        8.77250%
Number of Days                                              91               91              91                91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE         3,345,444.38     7,556,895.94   1,305,177.61   1,079,919.12   13,287,437.04
------------------------------------------------------------------------------------------------------------------------------------


              I hereby certify to the best of my knowledge that the servicing report provided is true and correct.

                     /s/ Holly Pearson
              --------------------------------------------------------
              Holly Pearson, Treasury Operations Manager